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                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                                 AND ASSIGNMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "Second Amendment") made as of April 1, 2003, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial"), LEASE EQUITY APPRECIATION FUND I, L.P., a Delaware limited partnership with offices at 49 Bancroft Mills, Unit P-15, Wilmington, Delaware 19809 ("Leaf I"), LEAF FUNDING, LLC, a Delaware limited liability company with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding, LLC"), LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding, Inc.") and NATIONAL CITY BANK, a national banking association with offices at One South Broad, 13th Floor, Philadelphia, Pennsylvania 19107 ("Secured Party").

                                   BACKGROUND
                                   ----------

         A. On June 11, 2002, Leaf Financial and Secured Party entered into a Revolving Credit Agreement and Assignment (the "Original Agreement"), in which Secured Party promised from time to time to make loans to Leaf Financial in exchange for Leaf Financial's grant of a security interest and an assignment to Secured Party of all Leaf Financial's right, title and interest in certain Collateral (the "Collateral", as defined in Section 2(a) of the Original Agreement), evidenced by a Master Note of even date therewith between Leaf Financial and Secured Party ("Master Note") and made pursuant to a security agreement and an assignment of even date therewith between Leaf Financial and Secured Party.

         B. On March 28, 2003, Leaf Financial and Secured Party amended the Original Agreement to add Leaf I and Leaf Funding, LLC as debtors under the Original Agreement (the "First Amendment", together with the Original Agreement, the "Agreement"), a copy of which is attached hereto and made a part hereof as Exhibit "A", evidenced by an amended and restated Master Note (the "Amended and Restated Master Note"), a security agreement (the "Security Agreement") and assignments between Leaf I, Leaf Funding, LLC and Secured Party.

         C. Leaf Financial is: (i) the sole shareholder of Leaf Asset Management, Inc., which is the general partner of Leaf I; (ii) the sole member of Leaf Funding, LLC; and (iii) the sole shareholder of Leaf Funding, Inc.

         D. For business purposes, Leaf Funding, LLC has decided to conduct itself in the form of a corporation rather than as a limited liability company.

         E. Leaf Funding, Inc. desires to assume all the assets, rights, obligations and liabilities of Leaf Funding, LLC under the Agreement and to replace Leaf Funding, LLC as a debtor under the Agreement.





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         F. Upon the replacement of Leaf Funding, LLC with Leaf Funding, Inc. as a debtor under the Agreement, Leaf Funding, LLC will dissolve and Leaf Funding, Inc. will be the successor to Leaf Funding, LLC, assuming all the rights, obligations, assets and liabilities of Leaf Funding, LLC under the Agreement.

         G. Pursuant to this Second Amendment, Leaf Funding, Inc. will: (i) grant to Secured Party a security interest in the Collateral through an Amendment to the Security Agreement of even date herewith; (ii) assign to Secured Party its security interest through an Assignment of even date herewith; and (iii) replace Leaf Funding, LLC as a debtor under the Amended and Restated Master Note through an amendment thereto of even date herewith.

         H. All parties hereto desire to further amend the Agreement to replace Leaf Funding, LLC with Leaf Funding, Inc. as a debtor under the Agreement, and Secured Party has agreed to amend the Agreement to permit such replacement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement is further amended as follows:

         A. Consent. Secured Party hereby consents to the replacement of Leaf Funding, LLC with Leaf Funding, Inc. as a debtor under the Agreement and waives all prohibitions thereto in the Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Agreement.

         B. Amendment. The Agreement is hereby further amended to provide that "Leaf Funding, Inc." shall replace "Leaf Funding, LLC" throughout the Agreement and any exhibits attached thereto.

         C. General Provisions.

            (i) Except as expressly set forth herein, the Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Agreement to give effect to the provisions hereof.

            (ii) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

            (iii) This Second Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

            (iv) This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties have executed and delivered this Second
Amendment as of the date first above written.

                                            DEBTORS:
                                            --------

Address for Notices:                        LEAF FINANCIAL CORPORATION, a
--------------------                        Delaware corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103

                                            By: Miles Herman
                                                ----------------------------
                                            Name:  Miles Herman
                                            Title: President

Address for Notices:                        LEASE EQUITY APPRECIATION
--------------------                        FUND I, L.P., a Delaware limited
c/o Leaf Asset Management, Inc.             partnership
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                            By: Leaf Asset Management, Inc.,
                                            its general partner

                                            By: Miles Herman
                                               -----------------------------
                                            Name:  Miles Herman
                                            Title: President

Address for Notices:                        LEAF FUNDING, LLC, a Delaware
--------------------                        limited liability company
c/o Leaf Financial Corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103                      By: LEAF Financial Corporation,
                                            its sole member

                                            By: Miles Herman
                                               -----------------------------
                                            Name:  Miles Herman
                                            Title: President


Address for Notices:                        LEAF FUNDING, INC., a Delaware
--------------------                        corporation
c/o Leaf Financial Corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                            By:    Miles Herman
                                               -----------------------------
                                            Name:  Miles Herman
                                            Title: Senior Vice President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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                                            SECURED PARTY:
                                            --------------

                                            NATIONAL CITY BANK, a national
                                            banking association


                                            By:  Michael Labrum
                                                 ---------------------------
                                            Name:  Michael Labrum
                                            Title: Senior Vice President







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